UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                      February 23, 2005

American Equity
Investment Life Holding Company

(Exact name of registrant as specified in its charter)

IOWA	001-31911	42-1447959
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5000 Westown Parkway, Suite 440, West Des Moines, Iowa		50266
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (515)221-0002

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release and financial supplement issued by American Equity Investment Life Holding Company (the “Company”) with respect to the fourth quarter ending December 31, 2004.  The information in this report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2005

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ Wendy L. Carlson
Wendy L. Carlson
Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release and Financial Supplement for the fourth quarter ending December 31, 2004